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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K/A, into Axiom Inc.'s previously filed Form S-8 Registration Statement File No. 333-32919.

                                          /s/ ARTHUR ANDERSEN LLP

San Diego, California

July 29, 1998